SUPPLEMENT DATED APRIL 12, 2000
                                       TO
                        PROSPECTUS DATED JANUARY 28, 2000


                      O'SHAUGHNESSY CORNERSTONE GROWTH FUND
                      O'SHAUGHNESSY CORNERSTONE VALUE FUND
                          OF O'SHAUGHNESSY FUNDS, INC.

O'Shaughnessy Capital Management, Inc., the investment adviser of the O'Shaughnessy Cornerstone Growth Fund and the O'Shaughnessy Cornerstone Value Fund, each a series of O'Shaughnessy Funds, Inc. (collectively, the "Funds"), has announced that it intends to shift its focus from managing mutual funds to individually managed portfolios. In connection with this business realignment, O'Shaughnessy Capital Management, Inc. has agreed in principle to sell certain of its assets and license certain of its proprietary processes to Edward J. Hennessy, Incorporated (the "Transaction"). As part of the Transaction, subject to approval of the Funds' shareholders, it is contemplated that Edward J. Hennessy, Incorporated will become the new investment adviser of the Funds pursuant to an investment management agreement that is identical in all material respects to the current agreement between the Funds and O'Shaughnessy Capital Management, Inc., including the rate of advisory fees. On April 10, 2000, the Board of Directors of O'Shaughnessy Funds, Inc. approved the new investment management agreement for the Funds, which is intended to be submitted for shareholder approval during the early summer. If shareholders approve the new investment management agreement, the Transaction is expected to be completed shortly thereafter.

It is contemplated that after the Transaction is completed, the Funds' investment objectives and investment policies and strategies will remain unchanged.